UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

         Date of Report (Date of earliest event reported): June 11, 2001

                     CYOP SYSTEMS INTERNATIONAL INCORPORATED
                   (Formerly Triple 8 Development Corporation)
             (Exact name of registrant as specified in its charter)

                                     Nevada
                            (State of Incorporation)

                                    000-32355
                            (Commission File Number)

                                   98-0222927
                     (I.R.S. Employer Identification Number)

                                    Suite 300
                                1286 Homer Street
                           Vancouver, British Columbia
                                     V6B 2Y5
          (Address of principal executive offices, including zip code)

                                  (604)647-6400
              (Registrant's telephone Number, including area code)


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.  Change in Fiscal Year.
-------------------------------

By resolution dated June 11, 2001, the Registrant's board of directors changed the Registrant's fiscal year end from October 31 to December 31. This change was effected to co-ordinate the fiscal year ends of the Registrant and its principal operating subsidiary, Moshpit Entertainment Inc. The Registrant became a reporting issuer on April 15, 2001, 60 days after filing its initial Form 10SB. The Registrant will be filing its first Form 10QSB for the six months ending June 30, 2001 on or before August 14, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CYOP SYSTEMS INTERNATIONAL INCORPORATED
                                    (formerly Triple 8 Development Corporation)


                                    Per:    /s/ Mitch White
                                            ------------------------------------
                                            Mitch White, President and Director

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